Exhibit 10.4

OOMA, INC.

AMENDED & RESTATED 2015 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Please check below to indicate the action that this Subscription Agreement relates to:

_____ Original Application

_____ Change in Payroll Deduction Rate

_____ Change of Beneficiary(ies)

This Subscription Agreement is being entered into in connection with the offering period starting on _________________(referred to as the “Offering Period”).

1.
I, ____________________, hereby elect to participate in the Offering Period under the Amended & Restated Ooma, Inc. 2015 Employee Stock Purchase Plan, as amended or amended and restated from time to time (the “ESPP”) and subscribe to purchase shares of the company’s Common Stock in accordance with this Subscription Agreement and the ESPP.
2.
I hereby authorize ____% (insert a whole percentage from 0 to 15%) of the “compensation” paid to me during the Offering Period to be deducted from such payments and accumulated for the purchase of shares of Common Stock in accordance with the ESPP. For purposes of the ESPP, “compensation” includes your regular base pay, payments for overtime and shift premiums, commissions, and payments pursuant to the company’s regular bonus program, but does not include non-cash benefits and any other incentive and similar compensation.
3.
I understand that, if I do not withdraw from the Offering Period, any accumulated deductions will be used to purchase shares of Common Stock at the applicable purchase price at the end of the Offering Period under the ESPP.
4.
I hereby confirm that I have received a copy of the ESPP and the ESPP prospectus. I understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. Any conflict between this Subscription Agreement and the ESPP will be resolved in favor of the ESPP.
5.
I understand that if I sell or otherwise dispose of any shares that I purchase pursuant to the ESPP within either 2 years after the first day of the Offering Period or 1 year after the date I purchased such shares, I will be treated for federal income tax purposes as having received ordinary income at the time of such sale or other disposition in an amount equal to the excess of the fair market value of the shares at the time I purchased such shares over the price I paid for the shares. I hereby agree to notify the company in writing within 30 days after the date of any sale or other disposition of the shares I purchase pursuant to the ESPP and, as required by the ESPP, I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon any such sale or other disposition.

In the event of my death, I hereby designate the following as my beneficiary to receive all payments and shares due me under the ESPP:

NAME OF BENEFICIARY: (Please print)

(First)	(Middle)	(Last)

Relationship

(Address)

The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the ESPP.

I hereby agree to be bound by the terms of the ESPP and I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL CONTINUE TO REMAIN IN EFFECT FOR ALL FUTURE OFFERING PERIODS UNLESS TERMINATED BY ME.

Signature of Employee	Date

Spouse’s Signature (if beneficiary other than spouse)	Date

OOMA, INC.

AMENDED & RESTATED 2015 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned Participant in the Offering Period of the Amended & Restated Ooma, Inc. 2015 Employee Stock Purchase Plan (as amended or amended and restated from time to time) that began on ____________, ______ (the “Offering Date”) hereby notifies Ooma, Inc. (the “Company”) that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement or following an electronic or other procedure prescribed by the Administrator.

Name and Address of Participant:

Signature:

Date: